UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2023

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America's Car-Mart Inc.

(Exact name of registrant as specified in its charter)

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Texas	0-14939	63-0851141
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1805 North 2nd Street, Suite 401

Rogers, Arkansas 72756

(Address of Principal Executive Offices) (Zip Code)

(479) 464-9944

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CRMT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On December 5, 2023, America’s Car-Mart, Inc. (the “Company”) issued a press release announcing its operating results for the second fiscal quarter of the fiscal year ending April 30, 2024. The press release contains certain financial, operating and other information for the period ended October 31, 2023. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2., the information contained in Item 2.02 of this Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act. The Company undertakes no obligation to update or revise this information.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 30, 2023, the Board of Directors of the Company elected Jonathan Z. Buba as a new, independent director, effective immediately. Mr. Buba will serve until the Company’s 2024 Annual Meeting of Stockholders, and until such time as his successor is duly elected and qualified, or until his earlier resignation or removal. This appointment fills the vacancy on the Board of Directors left by William H. Henderson, who recently passed away. Mr. Buba has not been named to any committees at this time.

Jonathan Z. Buba, age 45, is a Partner at Nantahala Capital Management, LLC (“Nantahala”), a small-cap focused investment firm based in New Canaan, Connecticut. At Nantahala, Mr. Buba has extensive experience within specialty finance, including subprime installment lending, pawn lending, and lease-to-own retail. Prior to joining Nantahala in 2011, Mr. Buba worked as an Analyst at Och-Ziff Capital Management (now d/b/a Sculptor Capital Management) (“Och-Ziff”) where he focused on special situations in emerging markets from the firm's New York and London offices. Previously, Mr. Buba was an Associate at Spinnaker Ventures, a San Francisco, California-based venture capital firm. He graduated from Johns Hopkins University in 2000 with a B.S. in Mechanical Engineering and received an M.B.A. in Finance and Accounting from The Wharton School of the University of Pennsylvania in 2007.

There is no arrangement or understanding between Mr. Buba and any other persons pursuant to which Mr. Buba was selected as director.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release announcing its operating results for the second quarter of fiscal year 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America's Car-Mart Inc.

Date: December 5, 2023	By:	/s/ Vickie D. Judy
Vickie D. Judy
Chief Financial Officer (Principal Financial Officer)